                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 15, 2003
                                                          -------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)

               MICHIGAN                                 1-13092                              38-1841410
               --------                                 -------                              ----------
     (State or other jurisdiction                     Commission                            (IRS Employer
           of incorporation)                         File Number)                        Identification No.)

                 30200 TELEGRAPH ROAD, SUITE 105                                              48025
                        BINGHAM FARMS, MICHIGAN                                               -----
                (Address of principal executive offices)                                   (Zip Code)


          Registrant's telephone number including area code:                            (248) 644-7110
                                                                                         -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 9.          Regulation FD Disclosure

                 On July 15, 2003, Malan Realty Investors, Inc. issued a press release regarding the sale of six properties and the retirement of convertible notes. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.          Financial Statements and Exhibits

(c)  Exhibits

99.1             Press release issued July 15, 2003

























                                       2

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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MALAN REALTY INVESTORS, INC.
                                (registrant)



July 17, 2003                   By: /s/ ELLIOTT J. BRODERICK
                                   ---------------------------------------------
                                         Elliott J. Broderick
                                         Chief Financial Officer, Secretary and
                                         Treasurer


                                       3
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                               8-K EXHIBIT INDEX


         EXHIBIT NO.    DESCRIPTION

         EX-99.1        Press release issued July 15, 2003